                                                                    EXHIBIT 10.5


================================================================================

                                WARRANT AGREEMENT


                          Dated as of December 21, 2000


                                     between


                           PICCADILLY CAFETERIAS, INC.

                                       and


                     THE BANK OF NEW YORK, as Warrant Agent


               81,000 Warrants to Purchase Shares of Common Stock,


                             No Par Value Per Share

================================================================================

                                TABLE OF CONTENTS


                                                  ARTICLE I

                            ISSUANCE, FORM, EXECUTION, DELIVERY AND REGISTRATION
                                           OF WARRANT CERTIFICATES

SECTION 1.01 Issuance of Warrants.........................................................................2
SECTION 1.02 Form of Warrant Certificates.................................................................2
SECTION 1.03 Execution of Warrant Certificates............................................................2
SECTION 1.04 Authentication and Delivery..................................................................3
SECTION 1.05 Temporary Warrant Certificates...............................................................3
SECTION 1.06 Separation of Warrants and Notes.............................................................4
SECTION 1.07 Registration.................................................................................4
SECTION 1.08 Registration of Transfers and Exchanges......................................................5
SECTION 1.09 Obligations of the Warrant Agent............................................................10
SECTION 1.10 Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates..........................11
SECTION 1.11 Offices for Exercise, etc...................................................................11

                                                 ARTICLE II

                              DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE

SECTION 2.01 Duration of Warrants........................................................................12
SECTION 2.02 Exercise, Exercise Price, Settlement and Delivery...........................................12
SECTION 2.03 Cancellation of Warrant Certificates........................................................14

                                                 ARTICLE III

                              OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF
                                                  WARRANTS

SECTION 3.01 Enforcement of Rights.......................................................................15

                                                 ARTICLE IV

                                      CERTAIN COVENANTS OF THE COMPANY

SECTION 4.01 Payment of Taxes............................................................................15
SECTION 4.02 Notice of Expiration Date...................................................................15
SECTION 4.03 Reports to Holders..........................................................................16

                                                  ARTICLE V

                                                 ADJUSTMENTS

SECTION 5.01 Adjustment of Exercise Price and Number of Shares Issuable..................................16
SECTION 5.02 Fractional Interest.........................................................................22
SECTION 5.03 When Adjustment Not Required................................................................22
SECTION 5.04 Challenge to Good Faith Determination.......................................................22
SECTION 5.05 Treasury Stock..............................................................................23
SECTION 5.06 Notices to Warrant Holders..................................................................23

                                                 ARTICLE VI

                                        CONCERNING THE WARRANT AGENT

SECTION 6.01 Warrant Agent...............................................................................24
SECTION 6.02 Conditions of Warrant Agent's Obligations...................................................24
SECTION 6.03 Resignation and Appointment of Successor....................................................28

                                                 ARTICLE VII

                                                MISCELLANEOUS

SECTION 7.01 Amendment...................................................................................29
SECTION 7.02 Notices and Demands to the Company and Warrant Agent........................................30
SECTION 7.03 Address for Notices to the Company and for Transmission of
             Documents...................................................................................30
SECTION 7.04 Notices to Holders..........................................................................31
SECTION 7.05 APPLICABLE LAW..............................................................................31
SECTION 7.06 Obtaining of Governmental Approvals.........................................................31
SECTION 7.07 Persons Having Rights Under Agreement.......................................................32
SECTION 7.08 Headings....................................................................................32
SECTION 7.09 Counterparts................................................................................32

SECTION 7.10 Inspection of Agreement.....................................................................32

EXHIBIT A - Form of Warrant Certificate
EXHIBIT B - Certificate to be Delivered Upon Exchange or Registration of Transfer of Warrants
EXHIBIT C - Transferee Letter of Representation

                             INDEX OF DEFINED TERMS

DEFINED TERM                                                                                         SECTION
------------                                                                                         -------

Agreement........................................................................................    Recitals
Business Day.....................................................................................    2.01
Common Stock.....................................................................................    Recitals
Company..........................................................................................    Recitals
Conversions......................................................................................    5.01(g)
Convertible Securities...........................................................................    5.01(c)
Definitive Warrants..............................................................................    1.02
Depository.......................................................................................    1.02
Distribution.....................................................................................    5.01(c)
Election to Exercise.............................................................................    2.02(b)
Exchange Offer Registration Statement............................................................    1.06
Exercisability Date..............................................................................    2.02(a)
Exercise Date....................................................................................    2.02(d)
Exercise Price...................................................................................    2.02(a)
Expiration Date..................................................................................    2.01
Global Warrants..................................................................................    1.02
Indenture........................................................................................    Recitals
Initial Purchaser................................................................................    Recital
Issue Date.......................................................................................    1.08(a)
Majority Holders.................................................................................    5.04
Notes............................................................................................    Recitals
Warrants.........................................................................................    Recitals
Officers' Certificate............................................................................    1.08(f)
Options..........................................................................................    5.01(c)
Registrar........................................................................................    1.07
Registration Rights Agreement....................................................................    7.06
Redemption Warrants..............................................................................    Recitals
Related Parties..................................................................................    6.02(e)
Resale Restriction Termination Date..............................................................    1.08(a)
Securities Act...................................................................................    1.08(a)
Separability Date................................................................................    1.06
Shares...........................................................................................    1.01
Time of Determination............................................................................    5.01(g)
Trustee..........................................................................................    Recitals
Units............................................................................................    Recitals
Warrant Agent....................................................................................    Recitals
Warrant Agent Office.............................................................................    1.11
Warrant Certificates.............................................................................    Recitals
Warrant Register.................................................................................    1.07
Warrants.........................................................................................    Recitals

                                WARRANT AGREEMENT

     THIS WARRANT AGREEMENT ("Agreement"), dated as of December 21, 2000 is executed and delivered by and between Piccadilly Cafeterias, Inc., a Louisiana corporation (together with any successor thereto, the "Company"), and The Bank of New York, a New York banking corporation, as warrant agent (together with any successor warrant agent, the "Warrant Agent"), for the benefit of the holders from time to time of the Warrant Certificates (as hereinafter defined).

     WHEREAS, the Company has entered into a purchase agreement dated December 12, 2000, as amended, (the "Purchase Agreement") with Jefferies & Company, Inc. (the "Initial Purchaser") in which the Company has agreed, among other things, to sell to the Initial Purchaser (i) an aggregate of 71,000 units (each a "Fixed Rate Unit" and collectively, the "Fixed Rate Units"), each Fixed Rate Unit consisting of $1,000 principal amount of the Company's Series A Senior Secured Notes due 2007 (the "Fixed Rate Notes") and one warrant (each, a "Warrant," and, collectively, the "Warrants") to purchase initially 10.51 shares of the Company's common stock, no par value (the "Common Stock"), and (ii) an aggregate of 4,500 units (each a "Term B Unit", collectively the "Term B Units" and together with the Fixed Rate Units, the "Units"), each Term B Unit consisting of $1,000 principal amount of its Series A Term B Notes due 2007 (the "Term B Notes" and together with the Fixed Rate Notes, the "Notes") and one Warrant, and the certificates evidencing the Warrants being hereinafter referred to as "Warrant Certificates," subject to adjustment in accordance with the terms hereof; and

     WHEREAS, the Warrants and the Notes comprising part of each issue of Units shall be separately transferable on the Separability Date (as hereinafter defined); and

     WHEREAS, in connection with the Company's $5.5 million Term Loan Credit Agreement (the "Term Loan Credit Facility") dated the date hereof among the Company, as borrower, Hibernia National Bank, as administrative agent, and each lender named therein, the Company has issued 5,500 Warrants.

     WHEREAS, the Company and the Warrant Agent wish to set forth in this Agreement, among other things, the terms and conditions on which the Warrants may be issued, exchanged, canceled, replaced and exercised;

     NOW, THEREFORE, in consideration of the purchase of the Units by the Initial Purchaser, the Company and the Warrant Agent execute and deliver this Agreement for the benefit of the holders from time to time of the Warrant Certificates.

                                    ARTICLE I

             ISSUANCE, FORM, EXECUTION, DELIVERY AND REGISTRATION OF
                              WARRANT CERTIFICATES

SECTION 1.01 Issuance of Warrants.

     Each Warrant Certificate shall evidence the number of Warrants specified therein, and each Warrant evidenced thereby shall represent the right, subject to the provisions contained herein and therein, to purchase from the Company (and the Company shall issue and sell to such holder of the Warrant) 10.51 fully paid and non-assessable shares of the Company's Common Stock (the shares of Common Stock purchasable upon exercise of a Warrant being hereinafter referred to as the "Shares" and, where appropriate, such term shall also mean the other securities or property purchasable and deliverable upon exercise of a Warrant as provided in Article V) at the price specified herein and therein, in each case subject to adjustment as provided herein and therein.

SECTION 1.02 Form of Warrant Certificates.

     The Warrant Certificates will initially be issued either in global form (the "Global Warrants"), substantially in the form of Exhibit A hereto (including footnote 1 thereto), or in registered form as definitive Warrant certificates (the "Definitive Warrants"). The Warrant Certificates evidencing the Global Warrants or the Definitive Warrants to be delivered pursuant to this Agreement shall be substantially in the form set forth in Exhibit A attached hereto. Such Global Warrants shall represent such of the outstanding Warrants as shall be specified therein and each shall provide that it shall represent the aggregate amount of outstanding Warrants from time to time endorsed thereon and that the aggregate amount of outstanding Warrants represented thereby may from time to time be reduced or increased, as appropriate. Any endorsement of a Global Warrant to reflect the amount of any increase or decrease in the amount of outstanding Warrants represented thereby shall be made by the Warrant Agent and Depositary (as defined below) in accordance with instructions given by the holder thereof. The Depository Trust Company shall act as the depositary with respect to the Global Warrants (the "Depositary") until a successor shall be appointed by the Company. Upon written request, a Warrant holder may receive from the Warrant Agent Definitive Warrants as set forth in Section 1.08 hereof.

SECTION 1.03 Execution of Warrant Certificates.

     The Warrant Certificates shall be executed on behalf of the Company by the chairman of its Board of Directors, its president or any vice president. Such signature may be the manual or facsimile signature of the present or any future such officer. Typographical and other minor errors or defects in any such signature shall not affect the validity or enforceability of any Warrant Certificate that has been duly countersigned and delivered by the Warrant Agent.

     In case any officer of the Company who shall have signed any of the Warrant Certificates shall cease to be such officer before the Warrant Certificate so signed shall be delivered by the Warrant

Agent or disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who signed such Warrant Certificate had not ceased to be such officer of the Company; and any Warrant Certificate may be signed on behalf of the Company by such person as, at the actual date of the execution of such Warrant Certificate, shall be the proper officer of the Company, although at the date of the execution and delivery of this Agreement any such person was not such an officer.

SECTION 1.04 Authentication and Delivery.

     Subject to the immediately following paragraph, Warrant Certificates shall be authenticated by manual signature and dated the date of authentication by the Warrant Agent and shall not be valid for any purpose unless so authenticated and dated. The Warrant Certificates shall be numbered and shall be registered in the Warrant Register (as defined in Section 1.07 hereof).

     Upon the receipt by the Warrant Agent of a written order of the Company, which order shall be signed by the chairman of its Board of Directors, its president or any vice president and attested by its secretary or assistant secretary, and shall specify the amount of Warrants to be authenticated, whether the Warrants are to be Global Warrants or Definitive Warrants, the date of such Warrants and such other information as the Warrant Agent may reasonably request, without any further action by the Company, the Warrant Agent is authorized, upon receipt from the Company at any time and from time to time of the Warrant Certificates, duly executed as provided in Section 1.03 hereof, to authenticate the Warrant Certificates and deliver them. Such authentication shall be by a duly authorized signatory of the Warrant Agent (although it shall not be necessary for the same signatory to sign all Warrant Certificates).

     In case any authorized signatory of the Warrant Agent who shall have authenticated any of the Warrant Certificates shall cease to be such authorized signatory before the Warrant Certificate shall be disposed of by the Company, such Warrant Certificate nevertheless may be delivered or disposed of as though the person who authenticated such Warrant Certificate had not ceased to be such authorized signatory of the Warrant Agent; and any Warrant Certificate may be authenticated on behalf of the Warrant Agent by such persons as, at the actual time of authentication of such Warrant Certificates, shall be the duly authorized signatories of the Warrant Agent, although at the time of the execution and delivery of this Agreement any such person is not such an authorized signatory.

     The Warrant Agent's authentication on all Warrant Certificates shall be in substantially the form set forth in Exhibit A hereto.

SECTION 1.05 Temporary Warrant Certificates.

     Pending the preparation of definitive Warrant Certificates, the Company may execute, and the Warrant Agent shall authenticate and deliver, temporary Warrant Certificates, which are printed, lithographed, typewritten or otherwise produced, substantially of the tenor of the definitive Warrant Certificates in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Warrant Certificates may determine, as evidenced by their execution of such Warrant Certificates.

     If temporary Warrant Certificates are issued, the Company will cause definitive Warrant Certificates to be prepared without unreasonable delay. After the preparation of definitive Warrant Certificates, the temporary Warrant Certificates shall be exchangeable for definitive Warrant Certificates upon surrender of the temporary Warrant Certificates at any office or agency maintained by the Company for that purpose pursuant to Section 1.11 hereof. Subject to the provisions of Section 4.01 hereof, such exchange shall be without charge to the holder. Upon surrender for cancellation of any one or more temporary Warrant Certificates, the Company shall execute, and the Warrant Agent shall authenticate and deliver in exchange therefor, one or more definitive Warrant Certificates representing in the aggregate a like number of Warrants. Until so exchanged, the holder of a temporary Warrant Certificate shall in all respects be entitled to the same benefits under this Agreement as a holder of a definitive Warrant Certificate.

SECTION 1.06 Separation of Warrants and Notes.

     The Notes and the Warrants initially constituting part of the Units will not be separately transferable until the date (the "Separability Date") which is the earliest of (i) the effective date of the Exchange Offer Registration Statement (as defined in the Registration Rights Agreement, (ii) 180 days from the Issue Date (as defined in Section 1.08(a)(ii)(y) hereof) and (iii) such earlier date as the Initial Purchaser shall determine. The promissory notes evidencing the Loan (as defined in the Term Loan Credit Facility) and the Warrants issued in connection with the Term Loan Credit Facility shall not be separately transferable until the Separability Date.

SECTION 1.07 Registration.

     The Company will keep, at the office or agency maintained by the Company for such purpose, a register or registers in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of, and registration of transfer and exchange of, Warrants as provided in this Article. Each person designated by the Company from time to time as a person authorized to register the transfer and exchange of the Warrants is hereinafter called, individually and collectively, the "Registrar". Initially, the Company shall act as Registrar. Upon written notice to the Warrant Agent and any acting Registrar, the Company may appoint a successor Registrar for such purposes.

     The Company will at all times designate one person (who may be the Company and who need not be a Registrar) to act as repository of a master list of names and addresses of the holders of Warrants (the "Warrant Register"). The Company will act as such repository unless and until some other person is, by written notice from the Company to the Warrant Agent and the Registrar, designated by the Company to act as such. The Company shall cause each Registrar to furnish to such repository, on a current basis, such information as to all registrations of transfer and exchanges effected by such Registrar, as may be necessary to enable such repository to maintain the Warrant Register on as current a basis as is practicable.

SECTION 1.08 Registration of Transfers and Exchanges.

         (a) Transfer and Exchange of Definitive Warrants. When Definitive Warrants are presented to the Warrant Agent with a request:

               (i) to register the transfer of the Definitive Warrants; or

               (ii) to exchange such Definitive Warrants for an equal number of Definitive Warrants, the Warrant Agent shall register the transfer or make the exchange as requested if the requirements under this Warrant Agreement as set forth in this Section 1.08 for such transactions are met; provided, however, that the Definitive Warrants presented or surrendered for registration of transfer or exchange:

               (x) shall be duly endorsed or accompanied by a written instruction of transfer in form satisfactory to the Company and the Warrant Agent, duly executed by the holder thereof or by its attorney, duly authorized in writing; and

               (y) in the case of Warrants the offer and sale of which has not been registered under the Securities Act of 1933, as amended, (the "Securities Act"), and are presented for transfer or exchange prior to
         (x) the date which is two years after the later of the date of original issue (the "Issue Date") and the last date on which the Company or any affiliate of the Company was the owner of such Warrant, or any predecessor thereto and (y) such later date, if any, as may be required by any subsequent change in applicable law (the "Resale Restriction Termination Date"), such Warrants shall be accompanied, in the sole discretion of the Company, by the following additional information and documents, as applicable:

                    (A) if such Warrant is being delivered to the Warrant Agent by a holder for registration in the name of such holder, without transfer, a certification from such holder to that effect (in substantially the form of Exhibit B hereto); or

                    (B) if such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto); or

                    (C) if such Warrant is being transferred to an institutional "accredited investor" within the meaning of subparagraph (a)(l),
         (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto) and a letter of representation from the transferee in substantially the form of Exhibit C hereto; or

                    (D) if such Warrant is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act.

         (b) Restrictions on Transfer of a Definitive Warrant for a Beneficial Interest in a Global Warrant. A Definitive Warrant may not be transferred for a beneficial interest in a Global Warrant except upon satisfaction of the requirements set forth below. Upon receipt by the Warrant Agent of a Definitive Warrant, duly endorsed or accompanied by appropriate instruments of transfer, in form satisfactory to the Warrant Agent, together with:

               (i) certification, substantially in the form of Exhibit B hereto, that such Definitive Warrant is being transferred to a "qualified institutional buyer" (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act;or

               (ii) certification, substantially in the form of Exhibit B hereto, that such Definitive Warrant is being transferred to an institutional "accredited investor" within the meaning of subparagraph
     (a)(l), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, a letter of representation from the transferee in substantially the form of Exhibit C hereto and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; and

               (iii) written instructions directing the Warrant Agent to make, or to direct the Depositary to make, an endorsement on the Global Warrant to reflect an increase in the aggregate amount of the Warrants represented by the Global Warrant then the Warrant Agent shall cancel such Definitive Warrant and cause, or direct the Depositary to cause, in accordance with the standing instructions and procedures existing between the Depositary and the Warrant Agent, the number of Warrants represented by the Global Warrant to be increased accordingly. If no Global Warrant is then outstanding, the Company shall issue and the Warrant Agent shall authenticate a new Global Warrant in the appropriate amount.

         (c) Transfer and Exchange of Global Warrants. The transfer and exchange of Global Warrants or beneficial interests therein shall be effected through the Depositary, in accordance with this Section 1.08 and the procedures of the Depositary therefor.

         (d) Transfer of a Beneficial Interest in a Global Warrant for a Definitive Warrant.

               (i) Any person having a beneficial interest in a Global Warrant may upon request transfer such beneficial interest for a Definitive Warrant. Upon receipt by the Warrant Agent of written instructions or such other form of instructions as is customary for the Depositary from the Depositary or its nominee on behalf of any person having a beneficial interest in a Global Warrant and upon receipt by the Warrant Agent of a written order or such other form of instructions as is customary for the Depositary or the person designated by the Depositary as having such a beneficial interest containing registration instructions and, in the case of any such transfer or exchange prior to the Resale Restriction Termination Date, the following additional information and documents:

                    (A) if such beneficial interest is being transferred to the person designated by the Depositary as being the beneficial owner, a certification from such person to that effect (in substantially the form of Exhibit B hereto); or

                    (B) if such beneficial interest is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Securities Act) in accordance with Rule 144A under the Securities Act or pursuant to an exemption from registration in accordance with Rule 144 or Regulation S under the Securities Act, a certification to that effect from the transferee or transferor (in substantially the form of Exhibit B hereto); or

                    (C) if such beneficial interest is being transferred to an institutional "accredited investor" within the meaning of subparagraph
         (a)(l), (a)(2), (a)(3) or (a)(7) of Rule 501 under the Securities Act, delivery of a certification to that effect (in substantially the form of Exhibit B hereto), a letter of representation from the transferee in substantially the form of Exhibit C hereto and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act; or

                    (D) if such beneficial interest is being transferred in reliance on another exemption from the registration requirements of the Securities Act, a certification to that effect (in substantially the form of Exhibit B hereto) and an opinion of counsel reasonably acceptable to the Company to the effect that such transfer is in compliance with the Securities Act;

then the aggregate amount of the Global Warrant will be reduced by the Depositary or its custodian and, following such reduction, the Company will execute and, upon receipt of an authentication order in the form of an Officers' Certificate (as defined), the Warrant Agent will authenticate and deliver to the transferee a Definitive Warrant.

               (ii) Definitive Warrants issued in exchange for a beneficial interest in a Global Warrant pursuant to this Section 1.08(d) shall be registered in such names and in such authorized denominations as the Depositary, pursuant to instructions from its direct or indirect participants or otherwise, shall instruct the Warrant Agent in writing. The Warrant Agent shall deliver such Definitive Warrants to the persons in whose names such Warrants are so registered.

         (e) Restrictions on Transfer and Exchange of Global Warrants. Notwithstanding any other provisions of this Warrant Agreement (other than the provisions set forth in subsection (f) of this Section 1.08), a Global Warrant may not be transferred as a whole except by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary.

         (f) Authentication of Definitive Warrants in Absence of Depositary. If at any time:

               (i) the Depositary for the Warrants notifies the Company that the Depositary is unwilling or unable to continue as Depositary for the Global Warrant and a successor Depositary for the Global Warrant is not appointed by the Company within 90 days after delivery of such notice or

               (ii) the Company, at its sole discretion, notifies the Warrant Agent in writing that it elects to cause the issuance of Definitive Warrants under this Warrant Agreement,

then the Company will execute, and the Warrant Agent, upon receipt of an officers' certificate signed by two officers of the Company (one of whom must be the principal executive officer, principal financial officer or principal accounting officer) (an "Officers' Certificate") requesting the authentication and delivery of Definitive Warrants, will authenticate and deliver Definitive Warrants, in an aggregate number equal to the aggregate number of warrants represented by the Global Warrant, in exchange for such Global Warrant.

         (g) Legends.

               (i) Except to the extent permitted by the following paragraph
     (ii), each Warrant Certificate evidencing the Global Warrants and the Definitive Warrants (and all Warrants issued in exchange therefor or substitution thereof) shall bear a legend substantially to the following effect:

     THIS WARRANT (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS WARRANT IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH

     REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS WARRANT EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT, (D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS WARRANT (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER), OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

     To the extent a Warrant Certificate evidences a Global Warrant, such Warrant Certificate shall also bear the legend with respect thereto substantially in the form set forth on Exhibit A hereto.

               (ii) Upon any sale or transfer of a Warrant pursuant to Rule 144 under the Securities Act in accordance with this Section 1.08 or an effective registration statement under the Securities Act:

                    (A) in the case of any Warrant that is a Definitive Warrant, the Warrant Agent shall permit the holder thereof to exchange such Warrant for a Definitive Warrant that does not bear the legend set forth above and rescind any related restriction on the transfer of such Warrant; and

                    (B) any such Warrant represented by a Global Warrant shall not be subject to the provisions set forth in (i) above (such sales or transfers being subject only to the provisions of Section 1.08(c) hereof); provided, however, that with respect to any request for an exchange of a Warrant that is represented by a Global Warrant for a Definitive Warrant that does not bear the first paragraph of the legend set forth above, which request is made in reliance upon Rule 144 under the Securities Act, the holder thereof shall certify in writing to the Warrant Agent that such request is being made pursuant to Rule 144 under the Securities Act (such certification to be substantially in the form of Exhibit B hereto).

         (h) Cancellation and/or Adjustment of a Global Warrant. At such time as all beneficial interests in a Global Warrant have either been exchanged for Definitive Warrants, redeemed, repurchased or canceled, such Global Warrant shall be returned to or retained and canceled by the Warrant Agent. At any time prior to such cancellation, if any beneficial interest in a Global Warrant is exchanged for Definitive Warrants, redeemed, repurchased or canceled, the number of Warrants represented by such Global Warrant shall be reduced and an endorsement shall be made on such Global Warrant by the Warrant Agent or the Depositary to reflect such reduction.

         (i) Obligations with Respect to Transfers and Exchanges of Definitive Warrants.

               (i) To permit registrations of transfers and exchanges, the Company shall execute, at the Warrant Agent's request, and the Warrant Agent shall authenticate Definitive Warrants and Global Warrants.

               (ii) All Definitive Warrants and Global Warrants issued upon any registration of transfer or exchange of Definitive Warrants or Global Warrants shall be the valid obligations of the Company, entitled to the same benefits under this Warrant Agreement as the Definitive Warrants or Global Warrants surrendered upon the registration of transfer or exchange.

               (iii) Prior to due presentment for registration of transfer of any Warrant, the Warrant Agent and the Company may deem and treat the person in whose name any Warrant is registered as the absolute owner of such Warrant, and neither the Warrant Agent nor the Company shall be affected by notice to the contrary.

         (j) Payment of Taxes. The Company or the Warrant Agent may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any exchange or transfer pursuant to this
Section 1.08.

SECTION 1.09 Obligations of the Warrant Agent.

     The Warrant Agent shall have no obligation or duty to monitor, determine or inquire as to compliance with any restrictions on transfer imposed under this Warrant Agreement or under applicable law with respect to any transfer of any interest in any Warrant (including any transfers between or among beneficial owners of interests in any Global Warrant) other than to require delivery of such certificates and other documentation or evidence as are expressly required by, and to do so if and when expressly required by the terms of this Warrant Agreement and to examine the same to determine substantial compliance as to form with the express requirements hereof.

SECTION 1.10 Lost, Stolen, Destroyed, Defaced or Mutilated Warrant Certificates.

     Upon receipt by the Company and the Warrant Agent (or any agent of the Company or the Warrant Agent, if requested by the Company) of evidence satisfactory to them of the loss, theft, destruction, defacement, or mutilation of any Warrant Certificate and of indemnity reasonably satisfactory to them and, in the case of mutilation or defacement, upon surrender thereof to the Warrant Agent for cancellation, then, in the absence of notice to the Company or the Warrant Agent that such Warrant Certificate has been acquired by a bona fide purchaser or holder in due course, the Company shall execute, and an authorized signatory of the Warrant Agent shall manually authenticate and deliver, in exchange for or in lieu of the lost, stolen, destroyed, defaced or mutilated Warrant Certificate, a new Warrant Certificate representing a like number of Warrants, bearing a number or other distinguishing symbol not contemporaneously outstanding. Upon the issuance of any new Warrant Certificate under this Section, the Company may require the payment from the holder of such Warrant Certificate of a sum sufficient to cover any tax, stamp tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Warrant Agent and the Registrar) in connection therewith. Every substitute Warrant Certificate executed and delivered pursuant to this Section in lieu of any lost, stolen or destroyed Warrant Certificate shall constitute an additional contractual obligation of the Company, whether or not the lost, stolen or destroyed Warrant Certificate shall be at any time enforceable by anyone, and shall be entitled to the benefits of (but shall be subject to all the limitations of rights set forth in) this Agreement equally and proportionately with any and all other Warrant Certificates duly executed and delivered hereunder. The provisions of this
Section 1.10 are exclusive with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates and shall preclude (to the extent lawful) any and all other rights or remedies notwithstanding any law or statute existing or hereafter enacted to the contrary with respect to the replacement of lost, stolen, destroyed, defaced or mutilated Warrant Certificates.

     The Warrant Agent is hereby authorized to authenticate and deliver the new Warrant Certificates required pursuant to the provisions of this Section.

SECTION 1.11 Offices for Exercise, etc.

     So long as any of the Warrants remain outstanding, the Company will designate and maintain in the continental United States: (a) an office or agency where the Warrant Certificates may be presented for exercise, (b) an office or agency where the Warrant Certificates may be presented for registration of transfer and for exchange (including the exchange of temporary Warrant Certificates for definitive Warrant Certificates pursuant to Section 1.05 hereof), and (c) an office or agency where notices and demands to or upon the Company in respect of the Warrants or of this Agreement may be served. The Company may from time to time change or rescind such designation, as it may deem desirable or expedient. The Company will give to the Warrant Agent written notice of the location of any such office or agency and of any change of location thereof. The Company hereby designates the Warrant Agent at its office in the Borough of Manhattan, The City of New York (the "Warrant Agent Office"), as the initial agency maintained for each such purpose.

                                   ARTICLE II

                DURATION, EXERCISE OF WARRANTS AND EXERCISE PRICE

SECTION 2.01 Duration of Warrants.

     Subject to the terms and conditions established herein, the Warrants shall expire at 5:00 p.m., New York City time, on November 1, 2007 (the "Expiration Date"). Each Warrant may be exercised on any Business Day (as defined below) on or after the Exercisability Date (as defined below) and on or prior to the Expiration Date.

     Any Warrant not exercised before the close of business on the Expiration Date relating to such Warrant shall become void, and all rights of the holder under the Warrant Certificate evidencing such Warrant and under this Agreement shall cease.

     "Business Day" shall mean any day on which (i) banks in the Borough of Manhattan, The City of New York, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

SECTION 2.02 Exercise, Exercise Price, Settlement and Delivery.

         (a) Subject to the provisions of this Agreement, a holder of Warrants shall have the right to purchase from the Company on or after the Separability Date (the "Exercisability Date") and on or prior to the Expiration Date 10.51 fully paid and non-assessable Shares per each Warrant such holder owns, subject to adjustment in accordance with Article V hereof, at the initial purchase price of $ 1.16875 for each Share purchased subject to adjustment in accordance with
Article V hereof (the "Exercise Price").

         (b) Warrants may be exercised on or after the Exercisability Date by
(i) surrendering at any Warrant Agent Office the Warrant Certificate evidencing such Warrants with the form of election to purchase Shares set forth on the reverse side of the Warrant Certificate (the "Election to Exercise") duly completed and signed by the registered holder or holders thereof or by the duly appointed legal representative thereof or by a duly authorized attorney, and
(ii) paying in full the Exercise Price (by delivering the consideration specified in Section 2.02(c)(i) or Section 2.02(g)) for each such Share purchased and any other amounts required to be paid pursuant to Section 4.01 hereof.

         (c) Simultaneously with the exercise of each Warrant, payment in full of the Exercise Price shall be made either (i) in cash or by certified or official bank check payable to the order of the Company, delivered to the office or agency where the Warrant Certificate is being surrendered or (ii) by "cashless" or "net-issue" exercise pursuant to Section 2.02(g). No payment or adjustment shall be made on account of any dividends on the Shares issued upon exercise of a Warrant.

         (d) Upon such surrender of a Warrant Certificate and payment and collection of the Exercise Price at any Warrant Agent Office (other than any Warrant Agent Office that also is an office of the Warrant Agent), such Warrant Certificate and payment shall be promptly delivered to the Warrant Agent. The "Exercise Date" for a Warrant shall be the date when all of the items referred to in paragraph (b) and the first sentence of paragraph (c) of this Section 2.02 are received by the Warrant Agent at or prior to 2:00 p.m., New York City time, on a Business Day and the exercise of the Warrants will be effective as of such Exercise Date. If any items referred to in paragraph (b) and the first sentence of paragraph (c) are received after 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date (as defined in Section 2.01), if all of the items referred to in the first sentence of paragraphs (b) and (c) are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

         (e) Subject to Section 2.02(g), upon the exercise of a Warrant in accordance with the terms hereof, the receipt of a Warrant Certificate and payment of the Exercise Price, the Warrant Agent shall: (i) cause an amount equal to the Exercise Price to be paid to the Company by crediting the same to the account designated by the Company in writing to the Warrant Agent for that purpose; (ii) advise the Company promptly by telephone of the amount so deposited to the Company's account and promptly confirm such telephonic advice in writing; and (iii) as soon as practicable, advise the Company in writing of the number of Warrants (giving effect to Section 5.01(o) below) exercised in accordance with the terms and conditions of this Agreement and the Warrant Certificates, the instructions of each exercising holder of the Warrant Certificates with respect to delivery of the Shares to which such holder is entitled upon such exercise, and such other information as the Company shall reasonably request.

         (f) Subject to Section 5.02 hereof, as soon as practicable after the exercise of any Warrant or Warrants in accordance with the terms hereof, the Company shall issue or cause to be issued to or upon the written order of the registered holder of the Warrant Certificate evidencing such exercised Warrant or Warrants, a certificate or certificates evidencing the Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of the Warrant Certificate. The Warrant Agent shall have no obligation to ascertain the number of Shares to be issued with respect to the exercised Warrant or Warrants. Such certificate or certificates evidencing the Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Shares as of the close of business on the Exercise Date. After such exercise of any Warrant or Warrants, the Company shall also issue or cause to be issued to or upon the written order of the registered holder of such Warrant Certificate, a new

Warrant Certificate, countersigned by the Warrant Agent pursuant to the Company's written instruction, evidencing the number of Warrants, if any, remaining unexercised unless such Warrants shall have expired.

         (g) A holder of Warrants shall have the right to exercise such holder's Warrants to receive whole shares of Common Stock in a "cashless or "net-issue" exercise upon compliance with the exercise procedures in Section 2.02(b)(i), without any payment in cash or certified or official bank check or otherwise, in which event the Company shall issue to such holder a number of shares of Common Stock computed using the following formula:

         X = Y (A-B)
             -------
                A

Where: X = the number of shares of Common Stock to be issued to the holder, provided that no fractional shares shall be issued.

         Y = the number of shares of Common Stock with respect to which such holder has exercised Warrants.

         A = the current market price of the Common Stock (as determined by Section 5.01(g)).

         B = the Exercise Price.

SECTION 2.03 Cancellation of Warrant Certificates.

     In the event the Company shall purchase or otherwise acquire Warrants, the Warrant Certificates evidencing such Warrants may thereupon be delivered to the Warrant Agent, and if so delivered, shall be canceled by it and retired. The Warrant Agent shall cancel all Warrant Certificates properly surrendered for exchange, substitution, transfer or exercise. The Warrant Agent shall dispose of canceled Warrant Certificates held by it in accordance with its procedures then in effect for the disposition of canceled securities and deliver a certificate of disposition to the Company. The Warrant Agent shall account promptly to the Company with respect to Warrants exercised and concurrently pay to the Company all money received by the Warrant Agent for the purchase of Warrant Shares through the exercise of such Warrants.

                                   ARTICLE III

           OTHER PROVISIONS RELATING TO RIGHTS OF HOLDERS OF WARRANTS

SECTION 3.01 Enforcement of Rights.

         (a) Notwithstanding any of the other provisions of this Agreement, any holder of any Warrant Certificate, without the consent of the Warrant Agent, the holder of any Shares or the holder of any other Warrant Certificate, may, in and for its own behalf, enforce, and may institute and maintain any suit, action or proceeding against the Company suitable to enforce, its right to exercise the Warrant or Warrants evidenced by its Warrant Certificate as provided in such Warrant Certificate and in this Agreement.

         (b) Neither the Warrants nor any Warrant Certificate shall entitle the holders thereof to any of the rights of a holder of Shares, including, without limitation, the right to vote or to receive any dividends or other payments or to consent or to receive notice as stockholders in respect of the meetings of stockholders or for the election of directors of the Company or to share in the assets of the Company in the event of the liquidation, dissolution or winding up of the Company's affairs or any other matter, or any rights whatsoever as stockholders of the Company.

                                   ARTICLE IV

                        CERTAIN COVENANTS OF THE COMPANY

SECTION 4.01 Payment of Taxes.

     The Company will pay all documentary stamp taxes attributable to the initial issuance of Warrants and of the Shares upon the exercise of Warrants or to the separation of the Warrants and Notes on the Separability Date; provided, however, that the Company shall not be required to pay any tax or other governmental charge which may be payable in respect of any transfer involved in the issue of any Warrant Certificates or any certificates for Shares in a name other than the registered holder of a Warrant Certificate surrendered upon the exercise of a Warrant. In any such case, the Company shall not be required to issue or deliver such Warrant Certificate or certificate for Shares unless or until the person or persons requesting issuance thereof shall have paid to the Company the amount of such tax or other governmental charge or shall have established to the satisfaction of the Company that such tax or other governmental charge has been paid or an exemption is available therefrom.

SECTION 4.02 Notice of Expiration Date.

     The Company will give notice of the Expiration Date to all holders of the then outstanding Warrants, not less than 90 nor more than 120 days prior to the Expiration Date.

SECTION 4.03 Reports to Holders.

     (a) Whether or not required by Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the Company shall file with the Securities and Exchange Commission (the "SEC") (i) within ninety (90) days after the end of the last fiscal year such annual reports as would be required by Sections 13 and 15(d) of the Exchange Act, (ii) within forty-five
(45) days after the end of each of the first three fiscal quarters of each fiscal year such quarterly reports as would be required by Section 13 or 15(d) of the Exchange Act and (iii) all other reports and information as would be required by Sections 13 and 15(d) of the Exchange Act. Within fifteen (15) days after the same shall be filed with the SEC, the Company shall file with the Warrant Agent, and make available to each holder of Warrants, without cost to such holder, copies of such reports or other information.

     (b) The Company shall provide the Warrant Agent with a sufficient number of copies of all reports and other documents and information that the Warrant Agent may be required to deliver to the holders of the Warrants under this Section
4.03. Delivery of such reports, information and documents to the Warrant Agent is for informational purposes only and the Warrant Agent's receipt of such shall not constitute constructive notice of any information contained therein or determinable from information contained therein, including the Company's compliance with any of its covenants hereunder (as to which the Warrant Agent is entitled to rely exclusively on Officer's Certificates).

                                    ARTICLE V

                                   ADJUSTMENTS

SECTION 5.01 Adjustment of Exercise Price and Number of Shares Issuable.

     The number and kind of Shares purchasable upon the exercise of each Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

         (a) Stock Splits, Combinations, etc. In case the Company shall hereafter (A) pay a dividend or make a distribution on its Common Stock in shares of its capital stock (whether shares of Common Stock or of capital stock of any other class), (B) subdivide its outstanding shares of Common Stock or (C) combine its outstanding shares of Common Stock into a smaller number of shares, the (a) number of Shares purchasable upon exercise of each Warrant immediately prior thereto shall be adjusted so that the holder of any Warrant thereafter exercised shall be entitled to receive the number of Shares which such holder would have owned immediately following such action had such Warrant been exercised immediately prior thereto, and (b) the Exercise Price shall be adjusted by multiplying such Exercise Price immediately prior to such adjustment by a fraction, of which the numerator shall be the number of Shares purchasable upon the exercise of each Warrant immediately prior to such adjustment, and of which the denominator shall be the number of Shares purchasable immediately thereafter. An adjustment made pursuant to this paragraph shall become effective immediately after the record date in the case of a dividend and shall become effective immediately after the effective date in the case of a subdivision, combination or reclassification. If, as a result of an adjustment made pursuant to this paragraph, the holder of any Warrant thereafter exercised shall become entitled to receive shares of two or more classes of capital stock of the Company, the Board of Directors of the Company (whose determination shall be conclusive) shall determine the allocation of the adjusted Exercise Price between or among shares of such classes of capital stock.

         (b) Reclassification, Combinations, Mergers, etc. In case of any reclassification or change of outstanding shares of Common Stock (other than as set forth in paragraph (a) above and other than a change in par value, or from par value to no par value, or from no par value to par value), or in case of any consolidation or merger of the Company with or into another corporation or other entity (other than a merger in which the Company is the continuing corporation and which does not result in any reclassification or change (other than a change in the number of outstanding shares that would not otherwise trigger an adjustment hereunder) of the then-outstanding shares of Common Stock or other capital stock of the Company (other than a change in par value, or from par value to no par value, or from par value to par value or as a result of a subdivision or combination)) or in case of any sale or conveyance to another corporation or other entity of all or substantially all of the assets of the Company, then, as a condition of such reclassification, change, consolidation, merger, sale or conveyance, the Company or such a successor or purchasing corporation or other entity, as the case may be, shall forthwith make lawful and adequate provision whereby the holder of such Warrant then outstanding shall have the right thereafter to receive on exercise of such Warrant the kind and amount of shares of stock and other securities and property receivable upon such reclassification, change, consolidation, merger, sale or conveyance by a holder of the number of shares of Common Stock issuable upon exercise of such Warrant immediately prior to such reclassification, change, consolidation, merger, sale or conveyance and enter into a supplemental warrant agreement so providing. Such provisions shall include provision for adjustments which shall be as nearly equivalent as may be practicable to the adjustments provided for in this Article
V. If the issuer of securities deliverable upon exercise of Warrants under the supplemental warrant agreement is an affiliate of the formed, surviving or transferee corporation or other entity, that issuer shall join in the supplemental warrant agreement. The above provisions of this paragraph (b) shall similarly apply to successive reclassifications and changes of shares of Common Stock and to successive consolidations, mergers, sales or conveyances.

     In case of any such reclassification, merger, consolidation or disposition of assets, the successor or acquiring corporation or other entity (if other than the Company) shall expressly assume the due and punctual observance and performance of each and every covenant and condition of this Warrant Agreement to be performed and observed by the Company and all the obligations and liabilities hereunder, subject to such modifications as may be deemed appropriate (as determined by resolution of the Board of Directors of the Company) in order to provide for adjustments of shares of the Common Stock for which each Warrant is exercisable, which shall be as nearly equivalent as practicable to the adjustments provided for in this Article V. The foregoing provisions of this Section 5.01(b) shall similarly apply to successive reorganizations, reclassifications, mergers, consolidations or dispositions of assets.

         (c) Issuance of Options or Convertible Securities. In the event the Company shall, at any time or from time to time after the date hereof, issue, sell, distribute or otherwise grant in any manner (including by assumption) to all holders of the Common Stock any rights to subscribe for or to purchase, or any warrants or options for the purchase of, Common Stock or any stock or securities convertible into or exchangeable for Common Stock (any such rights, warrants or options being herein called "Options" and any such convertible or exchangeable stock or securities being herein called "Convertible Securities") or any Convertible Securities (other than upon exercise of any Option), whether or not such Options or the rights to convert or exchange such Convertible Securities are immediately exercisable, and the price per share at which Common Stock is issuable upon the exercise of such Options or upon the conversion or exchange of such Convertible Securities (determined by dividing (i) the aggregate amount, if any, received or receivable by the Company as consideration for the issuance, sale, distribution or granting of all such Options or any such Convertible Security, plus the minimum aggregate amount of additional consideration, if any, payable to the Company upon the exercise of all such Options or upon conversion or exchange of all such Convertible Securities, plus, in the case of Options to acquire Convertible Securities, the minimum aggregate amount of additional consideration, if any, payable upon the conversion or exchange of all such Convertible Securities, by (ii) the total maximum number of shares of Common Stock issuable upon the exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of all Convertible Securities issuable upon the exercise of all Options) shall be less than the current market price per share of Common Stock (determined pursuant to Section 5.01(g)) on the record date for the issuance, sale, distribution or granting of such Options (any such event being herein called a "Distribution") then, effective upon such Distribution, the Exercise Price shall be reduced to the price (calculated to the nearest 1/1,000 of one cent) determined by multiplying the Exercise Price in effect immediately prior to such Distribution by a fraction, the numerator of which shall be the sum of (i) the number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately prior to such Distribution multiplied by the current market price per share of Common Stock (determined pursuant to Section 5.01(g)) on the date of such Distribution plus (ii) the consideration, if any, received by the Company upon such Distribution, and the denominator of which shall be the product of (A) the total number of shares of Common Stock outstanding (exclusive of any treasury shares) immediately after such Distribution multiplied by (B) the current market price per share of Common Stock (determined pursuant to Section 5.01(g)) on the record date for such Distribution. For purposes of the foregoing, the total maximum number of shares of Common Stock issuable upon exercise of all such Options or upon the conversion or exchange of all such Convertible Securities or upon the conversion or exchange of the total maximum amount of the Convertible Securities issuable upon the exercise of all such Options shall be deemed to have been issued as of the date of such Distribution and thereafter shall be deemed to be outstanding and the Company shall be deemed to have received as consideration therefor such price per share, determined as provided above. Except as provided in paragraphs (j) and (k) below, no additional adjustment of the Exercise Price shall be made upon the actual exercise of such Options or upon conversion or exchange of the Convertible Securities or upon the conversion or exchange of the Convertible Securities issuable upon the exercise of such Options. Notwithstanding anything in this
Article V to the contrary, neither the exercise of any options granted to management pursuant to an employee benefit plan approved by stockholders of the Company, nor upon the exercise of any outstanding Warrants shall require any adjustment to either the Exercise Price of the Warrants or the number of shares issuable upon exercise of the Warrants.

         (d) Dividends and Distributions. In the event the Company shall, at any time or from time to time after the date hereof, distribute to all the holders of Common Stock any dividends or other distribution of cash, evidences of its indebtedness, other securities or other properties or assets (in each case other than (i) dividends payable in Common Stock, Options or Convertible Securities and (ii) any cash dividend from net profits or surplus), or any options, warrants or other rights to subscribe for or purchase any of the foregoing, then the Exercise Price shall be decreased to a price determined by multiplying the Exercise Price then in effect by a fraction, the numerator of which shall be the current market price per share of Common Stock (determined pursuant to Section 5.01(g)) on the record date for such distribution less the sum of (X) the cash portion, if any, of such distribution per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution plus
(Y) the then fair market value (as determined in good faith by the Board of Directors of the Company) per share of Common Stock outstanding (exclusive of any treasury shares) on the record date for such distribution of that portion, if any, of such distribution consisting of evidences of indebtedness, other securities, properties, assets (other than cash), options, warrants or subscription or purchase rights, and the denominator of which shall be such current market price per share of Common Stock. The adjustments required by this paragraph (d) shall be made whenever any such distribution occurs retroactive to the record date for the determination of stockholders entitled to receive such distribution.

         (e) This paragraph intentionally omitted.

         (f) This paragraph intentionally omitted.

         (g) Current Market Price. For the purpose of any computation of current market price, the current market price per share of Common Stock at any date shall be (x) for purposes of Section 2.02(g) and 5.02, the closing sales price on the trading day immediately prior to the exercise of the applicable Warrant and (y) in all other cases, the average of the daily closing prices for the shorter of (i) the 20 consecutive trading days ending on the last full trading day on the exchange or market specified in the second succeeding sentence prior to the Time of Determination (as defined below) and (ii) the period commencing on the date next succeeding the first public announcement of the issuance, sale, distribution or granting in question through such last full trading day prior to the Time of Determination. The term "Time of Determination" as used herein shall be the time and date of the earlier to occur of (A) the date as of which the current market price is to be computed and (B) the last full trading day on such exchange or market before the commencement of "ex-dividend" trading in the Common Stock relating to the event giving rise to the adjustment required by paragraph (a), (b), (c) or (d). The closing price for any day shall be the last reported sale price regular way or, in case no such reported sale takes place on such day, the average of the closing bid and asked prices regular way for such day, in each case (1) on the principal national securities exchange on which the shares of Common Stock are listed or to which such shares are admitted to trading or (2) if the Common Stock is not listed or admitted to trading on a national securities exchange, in the over-the- counter market as reported by the Nasdaq NMS or any comparable system or (3) if the Common Stock is not listed on the Nasdaq NMS or a comparable system, as furnished by two members of the New York Stock Exchange, Inc. selected from time to time in good faith by the Board of Directors of the Company for that purpose. In the absence of all of the foregoing, or if for any other reason the current market price per share cannot be determined pursuant to the foregoing provisions of this paragraph (g), the current market price per share shall be the fair market value thereof as determined in good faith by the Board of Directors of the Company.

         (h) Certain Distributions. If the Company shall pay a dividend or make any other distribution payable in Options or Convertible Securities, then, for purposes of paragraph (c) above, such Options or Convertible Securities shall be deemed to have been issued or sold without consideration.

         (i) Consideration Received. If any shares of Common Stock, Options or Convertible Securities shall be issued, sold or distributed for a consideration other than cash, the amount of the consideration other than cash received by the Company in respect thereof shall be deemed to be the then fair market value of such consideration (as determined in good faith by the Board of Directors of the Company). If any Options shall be issued in connection with the issuance and sale of other securities of the Company, together comprising one integral transaction in which no specific consideration is allocated to such Options by the parties thereto, such Options shall be deemed to have been issued without consideration; provided, however, that if such Options have an exercise price equal to or greater than the current market price of the Common Stock on the date of issuance of such Options, then such Options shall be deemed to have been issued for consideration equal to such exercise price.

         (j) Deferral of Certain Adjustments. No adjustment to the Exercise Price (including the related adjustment to the number of Shares purchasable upon the exercise of each Warrant) shall be required hereunder unless such adjustment, together with other adjustments carried forward as provided below, would result in an increase or decrease of at least one percent (1%) of the Exercise Price; provided, however, that any adjustments which by reason of this paragraph (j) are not required to be made shall be carried forward and taken into account in any subsequent adjustment. No adjustment need be made for a change in the par value of the Common Stock. All calculations under this Section shall be made to the nearest 1/1,000 of one cent or to the nearest l/1,000th of a Share, as the case may be.

         (k) Changes in Options and Convertible Securities. If the exercise price provided for in any Options referred to in paragraph (c) above, the additional consideration, if any, payable upon the conversion or exchange of any Convertible Securities referred to in paragraph (c) above, or the rate at which any Convertible Securities referred to in paragraph (c) above are convertible into or exchangeable for Common Stock shall change at any time (other than under or by reason of provisions designed to protect against dilution upon an event which results in a related adjustment pursuant to this Article V), the Exercise Price then in effect and the number of Shares purchasable upon the exercise of each Warrant shall forthwith be readjusted (effective only with respect to any exercise of any Warrant after such readjustment) to the Exercise Price and number of Shares so purchasable that would then be in effect had the adjustment made upon the issuance, sale, distribution or granting of such Options or Convertible Securities been made based upon such changed purchase price, additional consideration or conversion rate, as the case may be, but only with respect to such Options and Convertible Securities as then remain outstanding.

         (l) Expiration of Options and Convertible Securities. If, at any time after any adjustment to the number of Shares purchasable upon the exercise of each Warrant shall have been made pursuant to paragraph (c) or (k) above or this paragraph (1), any Options or Convertible Securities shall have expired unexercised, the number of such Shares purchasable by each Warrant shall, upon such Expiration, be readjusted and shall thereafter be such as they would have been had they been originally adjusted (or had the original adjustment not been required, as the case may be) as if (i) the only shares of Common Stock deemed to have been issued in connection with such Options or Convertible Securities were the shares of Common Stock, if any, actually issued or sold upon the exercise of such Options or Convertible Securities and (ii) such shares of Common Stock, if any, were issued or sold for the consideration actually received by the Company upon such exercise plus the aggregate consideration, if any, actually received by the Company for the issuance, sale, distribution or granting of all such Options or Convertible Securities, whether or not exercised; provided, however, that no such readjustment shall have the effect of decreasing the number of such shares so purchasable by an amount (calculated by adjusting such decrease to account for all other adjustments made pursuant to this Article V following the date of the original adjustment referred to above) in excess of the amount of the adjustment initially made in respect of the issuance, sale, distribution or granting of such Options or Convertible Securities.

         (m) Other Adjustments. In the event that at any time, as a result of an adjustment made pursuant to this Article V, holders of Warrants shall become entitled to receive any securities of the Company other than shares of Common Stock, thereafter the number of such other securities so receivable upon exercise of each Warrant and the Exercise Price applicable to such exercise shall be subject to adjustment from time to time in a manner and on terms as nearly equivalent as practicable to the provisions with respect to the Shares of Common Stock contained in this Article V.

         (n) Other Action Affecting Common Stock. In case at any time or from time to time the Company shall take any action in respect of its outstanding shares of Common Stock, other than any action described in this Article V, then the number of Shares for which each Warrant is exercisable shall be adjusted in such manner as may be equitable in the circumstances. If the Company shall at any time and from time to time issue or sell (i) any shares of any class of common stock other than Common Stock, (ii) any evidences of its indebtedness, shares of stock or other securities which are convertible into or exchangeable for such shares of common stock, with or without the payment of additional consideration in cash or property, or (iii) any warrants or other rights to subscribe for or purchase any such shares of common stock or any such evidences, shares of stock or other securities referred to in (ii) above, then in each such case such issuance shall be deemed to be of, or in respect of, Common Stock for purposes of this Article V; provided, however, that, without limiting the generality of the foregoing, if the Company shall establish a record date for the purpose of entitling holders of its Common Stock to receive a dividend payable in, or other distribution of, common stock other than Common Stock, including shares of non-voting common stock, then the number of Shares for which each Warrant is exercisable immediately after the occurrence of any such event shall be adjusted to equal the aggregate number of shares of such common stock and of Common Stock which a record holder of the same number of Shares for which each Warrant is exercisable immediately prior to the occurrence of such event would own or be entitled to receive after the happening of such event.

         (o) Statement of Warrant Certificates. Irrespective of any adjustment in the number or kind of Shares issuable upon the exercise of each Warrant or the Exercise Price, Warrant Certificates theretofore or thereafter issued shall continue to express the same number and kind of Shares and Exercise Price as are stated in the Warrant Certificates initially issuable pursuant to this Agreement.

SECTION 5.02 Fractional Interest.

     The Company shall not be required to issue fractional shares of Common Stock on the exercise of Warrants. If more than one Warrant shall be presented for exercise in full at the same time by the same holder, the number of full shares of Common Stock which shall be issuable upon such exercise shall be computed on the basis of the aggregate number of shares of Common Stock acquirable on exercise of the Warrants so presented. If any fraction of a share of Common Stock would, except for the provisions of this Section, be issuable on the exercise of any Warrant, the Company shall either (i) pay an amount in cash calculated by the Company to equal the then current market price per share (determined pursuant to Section 5.01(g)) multiplied by such fraction computed to the nearest whole cent or (ii) aggregate all such fractional shares into a whole number of shares and sell such aggregated fractional shares on behalf of the holders entitled thereto in a public or private sale and distribute the net cash proceeds from the sale thereof to such holders pro rata. While the Company will endeavor to use its best efforts to secure the best available sales price for such aggregated fractional shares, such price shall not necessarily be the highest price obtainable for such shares. Holders of Warrants, by their acceptances of the Warrant Certificates, expressly waive any and all rights to receive any fraction of a share of Common Stock or a stock certificate or scrip representing a fraction of a share of Common Stock.

SECTION 5.03 When Adjustment Not Required.

     If the Company shall establish a record date for the purpose of entitling holders of its Common Stock to receive a dividend or distribution or subscription or purchase rights and shall, thereafter and before the distribution to stockholders thereof, legally abandon its plan to pay or deliver such dividend, distribution, subscription or purchase rights, then thereafter no adjustment shall be required by reason of the establishment of such record date and any such adjustment previously made in respect thereof shall be rescinded and annulled.

SECTION 5.04 Challenge to Good Faith Determination.

     Whenever the Board of Directors of the Company shall be required to make a determination in good faith of the fair value of any item under this Article V, such determination may be challenged in good faith by holders holding a majority of the outstanding Warrants (the "Majority Holders"), and any dispute shall be resolved by an investment banking firm of national standing selected by the Company. The fee of such investment banking firm shall be paid by the Company, unless such fair market value as determined by the investment banking firm is more than 95% of the fair market value determined by the Board of Directors of the Company, in which case the challenging holders shall be jointly and severally liable for such fee.

SECTION 5.05 Treasury Stock.

     The sale or other disposition of any issued shares of Common Stock owned or held by or for the account of the Company shall be deemed an issuance thereof and, except for a voluntary tender or exchange offer made by the Company or any subsidiary of the Company subject to Section 13(e) of the Exchange Act, a repurchase thereof and designation of such shares as treasury stock shall not be deemed to be a redemption thereof for the purposes of this Agreement.

SECTION 5.06 Notices to Warrant Holders.

     In connection with any adjustment of the Exercise Price or in connection with the Conversion of the Warrants pursuant to this Article V, the Company shall (i) promptly after such adjustment or Conversion or, if earlier, at least five (5) days prior to the date on which notice of such adjustment or Conversion is required to be given, if at all, to The Depository Trust Company cause to be filed with the Warrant Agent a certificate (A) in the case of any such adjustment, of a firm of independent public accountants of national standing selected by the Board of Directors of the Company (who may be the regular auditors of the Company) setting forth the Exercise Price after such adjustment and setting forth in reasonable detail the method of calculation and the facts upon which such calculations are based and setting forth the number of Shares (or portion thereof) issuable after such adjustment in the Exercise Price, upon exercise of a Warrant and payment of the adjusted Exercise Price, or (B) in the case of the Conversion of the Warrants, an Officers' Certificate stating that the Conversion has become effective, which certificates shall be conclusive evidence of the correctness of the matters set forth therein, and (ii) promptly after such adjustment or Conversion cause to be given to each of the holders of the Warrant Certificates notice of such adjustment or Conversion. The Warrant Agent shall be entitled to conclusively rely on the above- referenced certificates and shall be under no duty or responsibility with respect to any such certificate, except to exhibit the same from time to time to any holder desiring an inspection thereof during normal business hours upon reasonable notice. The Warrant Agent shall not at any time be under any duty or responsibility to any holder to determine whether any facts exist that may require any adjustment of the number of Shares issuable on exercise of any Warrant or the Exercise Price or with respect to the nature or extent of any such adjustment when made, or with respect to the method employed in making such adjustment or the validity or value (or the kind or amount) of any Shares which may be issuable on exercise of any Warrant or whether or not the Conversion has taken place. The Warrant Agent shall not be responsible for any failure of the Company to make any cash payment or to issue, transfer or deliver any Shares or stock certificates or other common stock or property upon the exercise of any Warrant.

     The Company shall, in addition, promptly notify the holders of the Warrant Certificates of any determination of its Board of Directors pursuant to Section 5.01(n) that any actions affecting its Common Stock generally will not require an adjustment to the Exercise Price or the number of Shares for which a Warrant is exercisable, and shall specify in such notice the reasons for such determination.

In the event that the Majority Holders shall challenge any of the calculations set forth in such notice within 20 days after the Company's delivery thereof, the Company shall retain a firm of independent certified public accountants of national standing selected by the Company to prepare and execute a certificate verifying that no adjustment is required. The Company shall promptly cause a signed copy of any certificate prepared pursuant to this Section 5.06 to be delivered to each holder. The Company shall keep at the Warrant Agent Office copies of all such certificates and cause the same to be available for inspection at said office during normal business hours upon reasonable notice by any holder or any prospective purchaser of a Warrant designated by a holder thereof.

                                   ARTICLE VI

                          CONCERNING THE WARRANT AGENT

SECTION 6.01 Warrant Agent.

     Initially, the Company hereby designates The Bank of New York as Warrant Agent upon the terms and subject to the conditions herein and in the Warrant Certificates set forth. The Warrant Agent shall have the powers and authority specifically granted to and conferred upon it in the Warrant Certificates and this Agreement and such further powers and authority to act on behalf of the Company as the Company may hereafter grant to or confer upon it and it shall accept in writing. All of the terms and provisions with respect to such powers and authority contained in the Warrant Certificates are subject to and governed by the terms and provisions hereof.

SECTION 6.02 Conditions of Warrant Agent's Obligations.

     The Warrant Agent accepts its obligations herein set forth upon the terms and conditions hereof and in the Warrant Certificates, including the following, to all of which the Company agrees and to all of which the rights hereunder of the holders from time to time of the Warrant Certificates shall be subject:

         (a) The Warrant Agent shall be entitled to compensation to be agreed upon with the Company in writing for all services rendered by it and the Company agrees promptly to pay such compensation and to reimburse the Warrant Agent for its reasonable out-of-pocket expenses (including reasonable fees and expenses of counsel) incurred without gross negligence or willful misconduct on its part in connection with the services rendered by it hereunder. The Company also agrees to indemnify the Warrant Agent, each predecessor Warrant Agent, and their respective directors, officers, affiliates, agents and employees for, and to hold it and its directors, officers, affiliates, agents and employees harmless against, any loss, liability or expense of any nature whatsoever (including, without limitation, fees and expenses of counsel) incurred without gross negligence or willful misconduct on the part of the Warrant Agent or predecessor Warrant Agent, arising out of or in connection with its acting as such Warrant Agent hereunder and its exercise or failure to exercise of its rights and performance of its obligations hereunder. The obligations of the Company under this Section 6.02 shall survive the exercise and the expiration of the Warrant Certificates and the resignation and removal of the Warrant Agent.

         (b) In acting under this Agreement and in connection with the Warrant Certificates, the Warrant Agent is acting solely as agent of the Company and does not assume any obligation or relationship of agency or trust for or with any of the owners or holders of the Warrant Certificates.

         (c) The Warrant Agent may consult with counsel and any advice or written opinion of such counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion.

         (d) The Warrant Agent shall be fully protected and shall incur no liability for or in respect of any action taken or omitted to be taken or thing suffered by it in reliance upon any Warrant Certificate, notice, direction, consent, certificate, affidavit, opinion of counsel, instruction, statement or other paper or document reasonably believed by it to be genuine and to have been presented or signed by the proper parties.

         (e) The Warrant Agent, and its officers, directors, affiliates and employees ("Related Parties"), may become the owners of, or acquire any interest in, Warrant Certificates, shares or other obligations of the Company with the same rights that it or they would have it if were not the Warrant Agent hereunder and, to the extent permitted by applicable law, it or they may engage or be interested in any financial or other transaction with the Company and may act on, or as depositary, trustee or agent for, any committee or body of holders of shares or other obligations of the Company as freely as if it were not the Warrant Agent hereunder. Nothing in this Agreement shall be deemed to prevent the Warrant Agent or such Related Parties from acting in any other capacity for the Company.

         (f) The Warrant Agent shall not be under any liability for interest on, and shall not be required to invest, any money at any time received by it pursuant to any of the provisions of this Agreement or of the Warrant Certificates.

         (g) The Warrant Agent shall not be under any responsibility in respect of the validity of this Agreement (or any term or provision hereof) or the execution and delivery hereof or in respect of the validity or execution of any Warrant Certificate (except its authentication thereof).

         (h) The recitals and other statements contained herein and in the Warrant Certificates (except as to the Warrant Agent's authentication thereon) shall be taken as the statements of the Company and the Warrant Agent assumes no responsibility for the correctness of the same. The Warrant Agent does not make any representation as to the validity or sufficiency of this Agreement or the Warrant Certificates; provided, however, that the Warrant Agent shall not be relieved of its duty to authenticate the Warrant Certificates as authorized by this Agreement. The Warrant Agent shall not be accountable for the use or application by the Company of the proceeds of the exercise of any Warrant.

         (i) Before the Warrant Agent acts or refrains from acting with respect to any matter contemplated by this Warrant Agreement, it may require:

               (1) an Officers' Certificate stating that, in the opinion of the signers, all conditions precedent, if any, provided for in this Warrant Agreement relating to the proposed action have been complied with; and

               (2) if reasonably necessary in the sole judgment of the Warrant Agent, an opinion of counsel for the Company stating that, in the opinion of such counsel, all such conditions precedent have been complied with.

     Each Officers' Certificate or, if requested, an opinion of counsel with respect to compliance with a condition or covenant provided for in this Warrant Agreement shall include:

         (1) a statement that the person making such certificate or opinion has read such covenant or condition;

         (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

         (3) a statement that, in the opinion of such person, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (4) a statement as to whether or not, in the opinion of such person, such condition or covenant has been complied with.

         (j) The Warrant Agent shall be obligated to perform such duties as are herein and in the Warrant Certificates specifically set forth and no implied duties or obligations shall be read into this Agreement or the Warrant Certificates against the Warrant Agent. The Warrant Agent shall not be accountable or under any duty or responsibility for the use by the Company of any of the Warrant Certificates authenticated by the Warrant Agent and delivered by it to the Company pursuant to this Agreement. The Warrant Agent shall have no duty or responsibility in case of any default by the Company in the performance of its covenants or agreements contained in the Warrant Certificates or in the case of the receipt of any written demand from a holder of a Warrant Certificate with respect to such default, including, without limiting the generality of the foregoing, any duty or responsibility to initiate or attempt to initiate any proceedings at law or otherwise or, except as provided in Section 7.02 hereof, to make any demand upon the Company. The Warrant Agent shall not be obligated to perform any duty to the extent prohibited by law.

         (k) Unless otherwise specifically provided herein, any order, certificate, notice, request, direction or other communication from the Company made or given under any provision of this Agreement shall be sufficient if signed by its chairman of the Board of Directors, its president, its treasurer, its controller or any vice president or its secretary or any assistant secretary.

         (l) The Warrant Agent shall have no responsibility in respect of any adjustment pursuant to Article V hereof.

         (m) The Company agrees that it will perform, execute, acknowledge and deliver, or cause to be performed, executed, acknowledged and delivered, all such further and other acts, instruments and assurances as may reasonably be required by the Warrant Agent for the carrying out or performing by the Warrant Agent of the provisions of this Agreement.

         (n) The Warrant Agent is hereby authorized and directed to accept written instructions with respect to the performance of its duties hereunder from any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and to apply to such officers or officials for advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered to be taken by it in good faith in accordance with instructions with respect to any matter arising in connection with the Warrant Agent's duties and obligations arising under this Agreement. Such application by the Warrant Agent for written instructions from the Company may, at the option of the Warrant Agent, set forth in writing any action proposed to be taken or omitted by the Warrant Agent with respect to its duties or obligations under this Agreement and the date on or after which such action shall be taken and the Warrant Agent shall not be liable for any action taken or omitted in accordance with a proposal included in any such application on or after the date specified therein (which date shall be not less than 10 Business Days after the Company receives such application unless the Company consents to a shorter period), provided that (i) such application includes a statement to the effect that it is being made pursuant to this paragraph (n) and that unless objected to prior to such date specified in the application, the Warrant Agent will not be liable for any such action or omission to the extent set forth in such application and (ii) prior to taking or omitting any such action, the Warrant Agent has not received written instructions objecting to such proposed action or omission.

         (o) Whenever in the performance of its duties under this Agreement the Warrant Agent shall deem it necessary or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a certificate signed by any one of the chairman of the Board of Directors, the president, the treasurer, the controller, any vice president or the secretary of the Company or any other officer or official of the Company reasonably believed to be authorized to give such instructions and delivered to the Warrant Agent; and such certificate shall be full authorization to the Warrant Agent for any action taken or suffered in good faith by it under the provisions of this Agreement in reliance upon such certificate.

         (p) The Warrant Agent shall not be required to risk or expend its own funds in the performance of its obligations and duties hereunder.

SECTION 6.03 Resignation and Appointment of Successor.

         (a) The Company agrees, for the benefit of the holders from time to time of the Warrant Certificates, that there shall at all times be a Warrant Agent hereunder.

         (b) The Warrant Agent may at any time resign as Warrant Agent by giving written notice to the Company of such intention on its part, specifying the date on which its desired resignation shall become effective, provided that such date shall be at least 30 days after the date on which such notice is given unless the Company agrees to accept less notice. Upon receiving such notice of resignation, or in the event the Company shall determine not to continue to act as its own Warrant Agent, the Company shall promptly appoint a successor Warrant Agent, qualified as provided in Section 6.03(d) hereof, by written instrument in duplicate signed on behalf of the Company, one copy of which shall be delivered to the resigning Warrant Agent and one copy to the successor Warrant Agent. As provided in Section 6.03(d) hereof, such resignation shall become effective upon the earlier of (x) the acceptance of the appointment by the successor Warrant Agent or (y) 30 days after receipt by the Company of notice of such resignation. The Company may, at any time and for any reason, and shall, upon any event set forth in the next succeeding sentence, remove the Warrant Agent and appoint a successor Warrant Agent by written instrument in duplicate, specifying such removal and the date on which it is intended to become effective, signed on behalf of the Company, one copy of which shall be delivered to the Warrant Agent being removed and one copy to the successor Warrant Agent. The Warrant Agent shall be removed as aforesaid if it shall become incapable of acting, or shall be adjudged a bankrupt or insolvent, or a receiver of the Warrant Agent or of its property shall be appointed, or any public officer shall take charge or control of it or of its property or affairs for the purpose of rehabilitation, conservation or liquidation. Any removal of the Warrant Agent and any appointment of a successor Warrant Agent shall become effective upon acceptance of appointment by the successor Warrant Agent as provided in Section 6.03(d). As soon as practicable after appointment of the successor Warrant Agent, the Company shall cause written notice of the change in the Warrant Agent to be given to each of the registered holders of the Warrants in the manner provided for in Section 7.04 hereof.

         (c) Upon resignation or removal of the Warrant Agent, if the Company shall fail to appoint a successor Warrant Agent within a period of 30 days after receipt of such notice of resignation or removal, then the holder of any Warrant Certificate or the Warrant Agent, at the Company's expense, may apply to a court of competent jurisdiction for the appointment of a successor to the Warrant Agent. Pending appointment of a successor to the Warrant Agent, either by the Company or by such a court, the duties of the Warrant Agent shall be carried out by the Company.

         (d) Any successor Warrant Agent, whether appointed by the Company or by a court, shall be a bank or trust company in good standing, incorporated under the laws of the United States of America or any State thereof and having, at the time of its appointment, a combined capital surplus of at least $50 million. Such successor Warrant Agent shall execute and deliver to its predecessor and to the Company an instrument accepting such appointment hereunder and all the provisions of this Agreement, and thereupon such successor Warrant Agent, without any further act, deed or conveyance, shall become vested with all the rights, powers, duties and obligations of its predecessor hereunder, with like effect as if originally named as Warrant Agent hereunder, and such predecessor shall thereupon become obligated to (i) transfer and deliver, and such successor Warrant Agent shall be entitled to receive, all securities, records or other property on deposit with or held by such predecessor as Warrant Agent hereunder and (ii) upon payment of the amounts then due it pursuant to Section 6.02(a) hereof, pay over, and such successor Warrant Agent shall be entitled to receive, all money deposited with or held by any predecessor Warrant Agent hereunder.

         (e) Any corporation or bank into which the Warrant Agent hereunder may be merged or converted, or any corporation or bank with which the Warrant Agent may be consolidated, or any corporation or bank resulting from any merger, conversion or consolidation to which the Warrant Agent shall be a party, or any corporation or bank to which the Warrant Agent shall sell or otherwise transfer all or substantially all of its corporate trust business, shall be the successor to the Warrant Agent under this Agreement (provided that such corporation or bank shall be qualified as aforesaid) without the execution or filing of any document or any further act on the part of any of the parties hereto.

         (f) No Warrant Agent under this Warrant Agreement shall be personally liable for any action or omission of any successor Warrant Agent or of the Company.

                                   ARTICLE VII

                                  MISCELLANEOUS

SECTION 7.01 Amendment.

     This Agreement and the terms of the Warrants may be amended by the Company and the Warrant Agent, without the consent of the holder of any Warrant Certificate, for the purpose of curing any ambiguity, or of curing, correcting or supplementing any defective or inconsistent provision contained herein or therein or in any other manner which the Company may deem necessary or desirable and which shall not adversely affect in any material respect the interests of the holders of the Warrant Certificates.

     The Company and the Warrant Agent may modify this Agreement and the terms of the Warrants with the consent of not less than a majority in number of the then outstanding Warrants for the purpose of adding any provision to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of the holders of the outstanding Warrants; provided, however, that no such modification that increases the Exercise Price, reduces the period of time during which the Warrants are exercisable hereunder, otherwise materially and adversely affects the exercise rights of the holders of the Warrants, reduces the percentage required for modification, or effects any change to this Section 7.01 may be made with respect to an outstanding Warrant without the consent of the holder of such Warrant.

     Any modification or amendment made in accordance with this Agreement will be conclusive and binding on all present and future holders of Warrant Certificates whether or not they have consented to such modification or amendment or waiver and whether or not notation of such modification or amendment is made upon such Warrant Certificates. Any instrument given by or on behalf of any holder of a Warrant Certificate in connection with any consent to any modification or amendment will be conclusive and binding on all subsequent holders of such Warrant Certificate.

SECTION 7.02 Notices and Demands to the Company and Warrant Agent.

     If the Warrant Agent shall receive any notice or demand addressed to the Company by the holder of a Warrant Certificate pursuant to the provisions hereof or of the Warrant Certificates, the Warrant Agent shall promptly forward such notice or demand to the Company.

SECTION 7.03 Address for Notices to the Company and for Transmission of
             Documents.

         (a) Any request, notice, direction, authorization, consent, waiver, demand or other communication permitted or authorized by this Agreement to be made upon, given or furnished to or filed with the Company or the Warrant Agent by the other party hereto or by any Holder shall be sufficient for every purpose hereunder if in writing (including telecopy communication) and telecopied or delivered by hand (including by courier service) as follows:

         If to the Company, to it at:

                  Piccadilly Cafeterias, Inc.
                  322 Sherwood Forest Boulevard
                  Baton Rouge, Louisiana 70816
                  Attention: Chief Financial Officer
                  Telecopy No. (212) 296-8332

                        or

                  If to the Warrant Agent, to it at:

                  The Bank of New York
                  101 Barclay Street
                  Floor 21 West
                  New York, New York 10286
                  Attention: Corporate Trust Administration
                  Telecopy No. (212) 815-5915
or, in either case, such other address as shall have been set forth in a notice delivered in accordance with this Section 7.03(a).

     All such communications shall, when so telecopied or delivered by hand, be effective when telecopied with confirmation of receipt or received by the addressee, respectively.

     Any Person that telecopies any communication hereunder to any Person shall, on the same date as such telecopy is transmitted, also send, by first class mail, postage prepaid and addressed to such Person as specified above, an original copy of the communication so transmitted.

         (b) Where this Agreement provides for notice to Holders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Warrant Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders. Where this Agreement provides for notice in any manner, such notice may be waived in writing by the Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice.

SECTION 7.04 Notices to Holders.

     Notices to holders of Warrants shall be mailed to such holders at the addresses of such holders as they appear in the Warrant Register. Any such notice shall be sufficiently given if sent by first-class mail, postage prepaid.

SECTION 7.05 APPLICABLE LAW.

     THE VALIDITY, INTERPRETATION AND PERFORMANCE OF THIS AGREEMENT AND EACH WARRANT ISSUED HEREUNDER AND OF THE RESPECTIVE TERMS AND PROVISIONS THEREOF SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

SECTION 7.06 Obtaining of Governmental Approvals.

     The Company will from time to time take all action required to be taken by it which may be necessary to obtain and keep effective any and all permits, consents and approvals of governmental agencies and authorities and Securities Acts filings under United States Federal and State laws, and the rules and regulations of all stock exchanges on which the Warrants may be listed, which may be or become requisite in connection with the issuance, sale, transfer, and delivery of the Warrant Certificates, the exercise of the Warrants or the issuance, sale, transfer and delivery of the shares issued upon exercise of the Warrants, it being understood, however, that the only contractual registration rights of the holders of the Warrant Certificates are those set forth in the Registration Rights Agreement dated as of the date hereof (the "Registration Rights Agreement") between the Company and the Initial Purchaser.

SECTION 7.07 Persons Having Rights Under Agreement.

     Nothing in this Agreement expressed or implied and nothing that may be inferred from any of the provisions hereof is intended, or shall be construed, to confer upon, or give to, any person other than the Company, the Warrant Agent and the holders from time to time of the Warrant Certificates any right, remedy or claim under or by reason of this Agreement or of any covenant, condition, stipulation, promise or agreement hereof; and all covenants, conditions, stipulations, promises and agreements in this Agreement contained shall be for the sole and exclusive benefit of the Company and the Warrant Agent and their successors and of the holders from time to time of the Warrant Certificates.

SECTION 7.08 Headings.

     The descriptive headings of the several Articles and Sections of this Agreement are inserted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

SECTION 7.09 Counterparts.

     This Agreement may be executed in any number of Counterparts, each of which so executed shall be deemed to be an original; but such Counterparts shall together constitute but one and the same instrument.

SECTION 7.10 Inspection of Agreement.

     A copy of this Agreement shall be available at all reasonable times at the Warrant Agent Office, for inspection by the holder of any Warrant Certificate. The Warrant Agent may require such holder to submit his Warrant Certificate for inspection by it.

     IN WITNESS WHEREOF, this Agreement has been duly executed by the Company and the Warrant Agent as of the day and year first above written.


                                       PICCADILLY CAFETERIAS, INC.


                                       By:
                                          ------------------------



                                       THE BANK OF NEW YORK


                                       By:
                                          ------------------------


                                Warrant Agreement
                                Signature Page 1

                                                                       EXHIBIT A

                          [FORM OF WARRANT CERTIFICATE]

                                     [FACE]

[Unless and until it is exchanged in whole or in part for Securities in definitive form, this Security may not be transferred except as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary or by the Depositary or any such nominee to a successor Depositary or a nominee of such successor Depositary. The Depository Trust Company shall act as the Depositary until a successor shall be appointed by the Company and the Registrar. Unless this certificate is presented by an authorized representative of The Depository Trust Company (55 Water Street, New York, New York) ("DTC"), to the issuer or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or such other name as may be requested by an authorized representative of DTC (and any payment is made to Cede & Co. or such other entity as may be requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.](1)

     [THIS WARRANT (OR ITS PREDECESSOR) HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAWS. ACCORDINGLY, THIS WARRANT MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER (1) REPRESENTS THAT (A) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE SECURITIES ACT) (A "QIB"), (B) IT HAS ACQUIRED THIS WARRANT IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE SECURITIES ACT OR (C) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2),
(3) OR (7) OF REGULATION D UNDER THE SECURITIES ACT (AN "IAI")), (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS WARRANT EXCEPT (A) TO THE ISSUER OR ANY OF ITS SUBSIDIARIES, (B) TO A PERSON WHOM THE HOLDER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (C) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE SECURITIES ACT,
(D) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE SECURITIES ACT, (E) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE WARRANT AGENT A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS WARRANT (THE FORM OF WHICH CAN BE OBTAINED FROM THE WARRANT AGENT) AND AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER THAT SUCH

----------
(1)  Include this legend for Global Warrants.

TRANSFER IS IN COMPLIANCE WITH THE SECURITIES ACT, (F) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE ISSUER), OR (G) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT, AND, IN EACH CASE, IN ACCORDANCE WITH APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION, AND (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS WARRANT OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.]

                                                      CUSIP No. [719567 11 7](2)
                                                                [719567 12 5](3)

No.
[       ] Warrants

                               WARRANT CERTIFICATE

                           PICCADILLY CAFETERIAS, INC.

     This Warrant Certificate certifies that [       ], or registered assigns,
is the registered holder of [       ] Warrants (the "Warrants") to purchase
shares of Common Stock, no par value per share (the "Common Stock"), of Piccadilly Cafeterias, Inc., a Louisiana corporation (the "Company"). Each Warrant entitles the holder to purchase from the Company at any time on or after the Separability Date and until 5:00 p.m., New York City time, on November 1, 2007 (the "Expiration Date"), 10.51 fully paid and non-assessable shares of Common Stock (as such number may be adjusted from time to time, the "Shares", which may also include any other securities or property purchasable upon exercise of a Warrant, such adjustment and inclusion each as provided in the Warrant Agreement) at the exercise price (the "Exercise Price") of $ 1.16875 per Share upon surrender of this Warrant Certificate and payment of the Exercise Price at any office or agency maintained for that purpose by the Company (the "Warrant Agent Office"), subject to the conditions set forth herein and in the Warrant Agreement.

     The Exercise Price shall be payable in cash or by certified or official bank check in the lawful currency of the United States of America which as of the time of payment is legal tender for payment of public or private debts. The Company has initially designated the corporate trust offices of The Bank of New York in the Borough of Manhattan, New York City, New York, as the initial Warrant Agent Office. The number of Shares issuable upon exercise of the Warrants ("Exercise Rate") is subject to adjustment upon the occurrence of certain events set forth in the Warrant Agreement.

     Any Warrants not exercised on or prior to 5:00 p.m., New York City time, on November 1, 2007 shall thereafter be void.

     Reference is hereby made to the further provisions on the reverse hereof, which provisions shall for all purposes have the same effect as though fully set forth at this place. Capitalized terms used in this Warrant Certificate but not defined herein shall have the meanings ascribed thereto in the Warrant Agreement.

     This Warrant Certificate shall not be valid unless authenticated by the Warrant Agent, as such term is used in the Warrant Agreement. Initially, the Company shall act as its own Warrant Agent.

----------

(2)  Include for Warrants sold to Qualified Institutional Buyers.

(3)  Include for Warrants sold to Institutional Accredited Investors.

     THE WARRANTS REPRESENTED BY THIS WARRANT CERTIFICATE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.

     WITNESS the signature of its duly authorized officer.


                                       PICCADILLY CAFETERIAS, INC.


                                       By:
                                          ------------------------

                                          Name:

                                          Title:

Certificate of Authentication: This is one of the Warrants referred to in the within-mentioned
Warrant Agreement:

THE BANK OF NEW YORK, as Warrant Agent


By:
    ----------------------------------
    Authorized Signatory

Dated: December 21, 2000

                          [FORM OF WARRANT CERTIFICATE]

                                    [REVERSE]

                           PICCADILLY CAFETERIAS, INC.

     The Warrants evidenced by this Warrant Certificate are part of a duly authorized issue of Warrants, each of which represents the right to purchase at any time on or after Separability Date, and until 5:00 p.m., New York City time, on November 1, 2007, 10.51 Shares, subject to adjustment as set forth in the Warrant Agreement. The Warrants are issued pursuant to a Warrant Agreement dated as of December 21, 2000 (the "Warrant Agreement"), duly executed and delivered by the Company for the benefit of the holders from time to time of the Warrant Certificates, which Warrant Agreement is hereby incorporated by reference in and made a part of this instrument and is hereby referred to for a description of the rights, limitation of rights, obligations, duties and immunities thereunder of the Warrant Agent, the Company and the holders (the words "holders" or holder" meaning the registered holders or registered holder) of the Warrant Certificates. Warrants may be exercised by (i) surrendering at any Warrant Agent Office this Warrant Certificate with the form of Election to Exercise set forth hereon duly completed and executed and (ii) paying in full the Exercise Price for each such Warrant exercised and any other amounts required to be paid pursuant to the Warrant Agreement.

     If all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrant to which such items relate will be effective on such Business Day. If any items referred to in the last sentence of the preceding paragraph are received after 2:00 p.m., New York City time, on a Business Day, the exercise of the Warrants to which such item relates will be deemed to be effective on the next succeeding Business Day. Notwithstanding the foregoing, in the case of an exercise of Warrants on the Expiration Date, if all of the items referred to in the last sentence of the preceding paragraph are received by the Warrant Agent at or prior to 5:00 p.m., New York City time, on such Expiration Date, the exercise of the Warrants to which such items relate will be effective on the Expiration Date.

     Subject to the terms of the Warrant Agreement, as soon as practicable after the exercise of any Warrant or Warrants, the Company shall issue or cause to be issued to or upon the written order of the registered holder of this Warrant Certificate, a certificate or certificates evidencing the Share or Shares to which such holder is entitled, in fully registered form, registered in such name or names as may be directed by such holder pursuant to the Election to Exercise, as set forth on the reverse of this Warrant Certificate. Such certificate or certificates evidencing the Share or Shares shall be deemed to have been issued and any persons who are designated to be named therein shall be deemed to have become the holder of record of such Share or Shares as of the close of business on the date upon which the exercise of this Warrant was deemed to be effective as provided in the preceding paragraph.

     The Company will not be required to issue fractional shares of Common Stock upon exercise of the Warrants or distribute Share certificates that evidence fractional shares of Common Stock. In lieu of fractional shares of Common Stock, there shall be paid to the registered Holder of this Warrant

Certificate at the time such Warrant Certificate is exercised an amount in cash equal to the same fraction of the current market price per share of Common Stock as determined in accordance with the Warrant Agreement.

     Warrant Certificates, when surrendered at any Warrant Agent Office by the holder thereof in person or by legal representative or attorney duly authorized in writing, may be exchanged for a new Warrant Certificate or new Warrant Certificates evidencing in the aggregate a like number of Warrants, in the manner and subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     Upon due presentment for registration of transfer of this Warrant Certificate at any office or agency maintained by the Company for that purpose, a new Warrant Certificate evidencing in the aggregate a like number of Warrants shall be issued to the transferee in exchange for this Warrant Certificate, subject to the limitations provided in the Warrant Agreement, without charge except for any tax or other governmental charge imposed in connection therewith.

     The Company and the Warrant Agent may deem and treat the registered holder hereof as the absolute owner of this Warrant Certificate (notwithstanding any notation of ownership or other writing hereon made by anyone) for the purpose of any exercise hereof and for all other purposes, and neither the Company nor the Warrant Agent shall be affected by any notice to the contrary.

     The term "Business Day" shall mean any day on which (i) banks in New Orleans, (ii) the principal national securities exchange or market on which the Common Stock is listed or admitted to trading and (iii) the principal national securities exchange or market, if any, on which the Warrants are listed or admitted to trading are open for business.

                              ELECTION TO EXERCISE

     (To be executed upon exercise of Warrants on the Exercise Date)

     The undersigned hereby irrevocably elects to exercise _______________ of the Warrants represented by this Warrant Certificate and purchase the whole number of Shares issuable upon the exercise of such Warrants and, unless this exercise is pursuant to Section 2.02(g) of the Warrant Agreement, herewith tenders payment for such Shares in the amount of $_____in cash or by certified or official bank check, in accordance with the terms hereof. The undersigned requests that a certificate representing such Shares be registered in the name of _________________, whose address is _____________, and that such certificate be delivered to ____________, whose address is ____________________. Any cash payments to be paid in lieu of a fractional Share should be made to __________, whose address is _____________________, and the check representing payment thereof should be delivered to _______________, whose address is _______________________. If exercise made pursuant to Section 2.02(g) of the Warrant Agreement, check this box [ ].

     Name of holder of Warrant Certificate:                       (Please Print)
                                            ---------------------

     Tax Identification or Social Security Number:
                                                   -----------------------------

     Signature:
                -----------------------------------------

     Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

     Dated               ,
           --------------  ----

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                   ASSIGNMENT

     For value received, _________________________________ hereby sells, assigns and transfers unto _________________________________ the within Warrant
Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint _________________________________ attorney, to transfer said Warrant Certificate on the books of the within-named Company, with full power of substitution in the premises.

     Dated                  ,
           -----------------  ----

     Signature:
                ----------------------------------

     Note: The above signature must correspond with the name as written upon the face of this Warrant Certificate in every particular, without alteration or enlargement or any change whatever.

                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                 SCHEDULE OF EXCHANGES OF DEFINITIVE WARRANTS(4)

     The following exchanges of a part of this Global Warrant for Definitive Warrants have been made:

                                                                                NUMBER OF
                                AMOUNT OF               AMOUNT OF           WARRANTS OF THIS           SIGNATURE OF
                               DECREASE IN             INCREASE IN           GLOBAL WARRANT             AUTHORIZED
                                NUMBER OF               NUMBER OF            FOLLOWING SUCH            SIGNATORY OF
                            WARRANTS OF THIS        WARRANTS OF THIS            DECREASE             WARRANT AGENT OR
DATE OF EXCHANGE             GLOBAL WARRANT          GLOBAL WARRANT          (OR INCREASE)              DEPOSITARY
----------------            ----------------        ----------------        ----------------         ----------------






----------

(4)  This is to be included only if the Warrant Certificate is in global form.

                                                                       EXHIBIT B

                  CERTIFICATE TO BE DELIVERED UPON EXCHANGE OR
                      REGISTRATION OF TRANSFER OF WARRANTS

Re: Warrants to Purchase Common Stock (the "Warrants") of Piccadilly Cafeterias,
    Inc.

    This Certificate relates to _____ Warrants held in

    [ ] book-entry* or

    [ ] certificated form*

    by _________________ (the "Transferor").

    The Transferor:*

    [ ] has requested the Warrant Agent by written order to deliver in exchange for its beneficial interest in the Global Warrant held by the Depositary a Warrant or Warrants in definitive, registered form of authorized denominations and an aggregate number equal to its beneficial interest in such Global Warrant (or the portion thereof indicated above) or

    [ ] has requested the Warrant Agent by written order to exchange or register the transfer of a Warrant or Warrants.

    In connection with such request and in respect of each such Warrant, the Transferor does hereby certify that the Transferor is familiar with the Warrant Agreement relating to the above captioned Warrants and the restrictions on transfers thereof as provided in Section 1.08 of such Warrant Agreement, and that the transfer of this Warrant does not require registration under the Securities Act of 1933, as amended (the "Act") because*:

    [ ] Such Warrant is being acquired for the Transferor's own account, without transfer (in satisfaction of Section 1.08(a)(ii)(y)(A) or Section 1.08(d)(i)(A) of the Warrant Agreement).

    [ ] Such Warrant is being transferred to a qualified institutional buyer (as defined in Rule 144A under the Act), in reliance on Rule 144A or in accordance with Regulation S under the Act.

    [ ] Such Warrant is being transferred in accordance with Rule 144 under the Act.

    [ ] Such Warrant is being transferred in reliance on and in compliance with an exemption from the registration requirements of the Act, other than Rule 144A or Rule 144 or Regulation S under the Act. An opinion of counsel to the effect that such transfer does not require registration under the Act accompanies this Certificate.

----------

*    Check applicable box.

                                       [INSERT NAME OF TRANSFEROR]



                                       By:
                                          ------------------------

Date:


                               SIGNATURE GUARANTEE

Signatures must be guaranteed by an "eligible guarantor institution" meeting the requirements of the Warrant Agent, which requirements include membership or participation in the Security Transfer Agent Medallion Program ("STAMP") or such other "signature guarantee program" as may be determined by the Warrant Agent in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended.

                                                                       EXHIBIT C

                   FORM OF TRANSFEREE LETTER OF REPRESENTATION

                                                                         , 200
                                                           --------------     -

The Bank of New York
101 Barclay Street
Floor 21 West
New York, New York 10286

Re: Piccadilly Cafeterias, Inc. Warrants to Purchase Common Shares (the "Warrants")

     Reference is hereby made to the Warrant Agreement dated as of December 21, 2000 (the "Warrant Agreement") between Piccadilly Cafeterias, Inc. and The Bank of New York, as Warrant Agent. Capitalized terms used but not defined herein shall have the meanings given them in the Warrant Agreement.

     This letter relates to Warrants exercisable for an aggregate of _________ Common Shares ("Warrant Shares"), which Warrants are held in the name of [name of transferor] (the "Transferor") to effect the transfer of the Warrants to the undersigned.

     In connection with such request, and in respect of such Warrants, we confirm that:

     1. We understand that any subsequent transfer of any of the Units, Warrants and Warrant Shares or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and the undersigned agrees to be bound by, and not to resell, pledge or otherwise transfer any of the Units, Warrants and Warrant Shares or any interest therein except in compliance with, such restrictions and conditions and the United States Securities Act of 1933, as amended (the "Securities Act").

     2. We understand that the offer and sale of the Warrants and Warrant Shares have not been registered under the Securities Act, and that the Warrants and Warrant Shares and any interest therein may not be offered or sold except as permitted in the following sentence. We agree, on our own behalf and on behalf of any accounts for which we are acting as hereinafter stated, that if we should sell the Warrants and Warrant Shares or any interest therein, we will do so only
(A) to the Company or any subsidiary thereof, (B) in accordance with Rule 144A under the Securities Act to a "qualified institutional buyer" (as defined therein), (C) to an institutional "accredited investor" (as defined below) that, prior to such transfer, furnishes (or has furnished on its behalf by a U.S. broker-dealer) to you and to the Company a signed letter substantially in the form of this letter to the effect that such transfer is in compliance with the Securities Act, (D) outside the United States in accordance with Rule 904 of Regulation S under the Securities Act, (E) pursuant to the provisions of Rule 144(k) under the Securities Act or (F) pursuant to an effective registration statement under the Securities Act, and we further agree to provide to any person purchasing the Definitive Warrant or beneficial interest in a Global Warrant from us in a transaction meeting the requirements of clauses (A) through
(E) of this paragraph a notice advising such purchaser that resales thereof are restricted as stated herein.

     3. We understand that, on any proposed resale of the Warrants and Warrant Shares or beneficial interest therein, we will be required to furnish to you and the Company such certifications, legal opinions and other information as you and the Company may reasonably require to confirm that the proposed sale complies with the foregoing restrictions. We further understand that the Warrants and Warrant Shares purchased by us will bear a legend to the foregoing effect.

     4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3) or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Warrants and Warrant Shares, and we and any accounts for which we are acting are each able to bear the economic risk of our or its investment.

     5. We are acquiring the Warrants and Warrant Shares or beneficial interest therein purchased by us for our own account or for one or more accounts (each of which is an institutional "accredited investor") as to each of which we exercise sole investment discretion.

     You and the Company are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to the matters covered hereby.


                                       [Insert Name of Accredited Investor]


                                       By:
                                           --------------------------------
                                           Name:
                                           Title


     Upon transfer the Securities would be registered in the name of the new beneficial owner as follows:

Name:
     ------------------------------
Address:
        ---------------------------
Taxpayer ID Number:
                   ----------------

                                       C-2